Exhibit 10.1
AMENDMENT NO. 1

TO

VOTING, REGISTRATION RIGHTS & LOCK-UP AGREEMENT

THIS AMENDMENT NO.1 TO VOTING, REGISTRATION RIGHTS & LOCK-UP AGREEMENT (this “Amendment”), dated as of July 17, 2009, is by and among ABRAXAS PETROLEUM CORPORATION, a Nevada corporation (“Abraxas”), ABRAXAS ENERGY PARTNERS, L.P., a Delaware limited partnership (“Energy,” and together with Abraxas, the “Abraxas Parties”), and the limited partners signatory hereto (individually, a “Limited Partner” and, collectively, the “Limited Partners”).

RECITALS

WHEREAS, Abraxas and Energy have previously executed and delivered that certain Agreement and Plan of Merger dated as of June 30, 2009 (the “Original Merger Agreement”) providing for the merger of Energy with and into Abraxas;

WHEREAS, Abraxas and Energy have agreed to amend and restate the Original Merger Agreement pursuant to the terms of that certain Amended and Restated Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”) providing for the merger (the “Merger”) of a wholly-owned subsidiary of Abraxas (“Merger Sub”) with and into Energy, with Merger Sub surviving as a wholly-owned subsidiary of Abraxas;

WHEREAS, the Abraxas Parties and the Limited Partners have previously executed and delivered that certain Voting, Registration Rights & Lock-Up Agreement dated as of June 30, 2009 (the “Original Agreement”);

WHEREAS, pursuant to Section 7.2 of the Original Agreement, the Original Agreement may be amended by the agreement of the Abraxas Parties and the Limited Partners; and

WHEREAS, the Abraxas Parties and the Limited Partners desire to amend the Original Agreement so that the terms of the Original Agreement shall apply to the Merger and the Merger Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Section 1. Capitalized Terms. Except as otherwise provided in this Amendment, all capitalized terms used in this Amendment shall have the meaning set forth in the Original Agreement.

                    Section 2. Amendment. The first recital of the Original Agreement is hereby amended to read, in its entirety, as follows:

“WHEREAS, Abraxas, Energy and, from and after its accession as a party to the agreement, the Delaware limited liability company to be formed as a wholly-owned subsidiary of Abraxas (“Merger Sub”), propose to enter into an Amended and Restated Agreement and Plan of Merger dated as of July 17, 2009 (the “Merger Agreement”) providing for the merger of Energy with and into Merger Sub with Merger Sub surviving as a wholly-owned subsidiary of Abraxas (the “Merger”);”

Section 3. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.  In the event that this Amendment is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format date file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 4. Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5. Governing Law.  The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

Section 6. Original Agreement.  Except as expressly amended by this Amendment, the Original Agreement shall remain in full force and effect and all of the terms of the Original Agreement are hereby incorporated into this Amendment.

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